--------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): November 17, 2004

            CWABS, INC., (as depositor under the Sale and Servicing
           Agreement, dated as of November 23, 2004, relating to the
                Revolving Home Equity Loan Asset Backed Notes,
                                Series 2004-Q.

                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

       Delaware                       333-118926             95-4596514
       --------                       ----------             ----------
       (State or Other            (Commission File Number)    (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)


       4500 Park Granada
       Calabasas, California                               91302
       ---------------------                               -------
       (Address of Principal Executive Officers)         (Zip Code)

       Registrant's telephone number, including area code (818) 225-3000
                                                          --------------

--------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
----       ------------

     The consolidated balance sheets of XL Capital Assurance Inc. as of December 31, 2003 and December 31, 2002 and the related consolidated statements of operations and comprehensive income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2003, incorporated by reference in this prospectus supplement, have been incorporated herein in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

     The balance sheets of XL Financial Assurance Ltd. as of December 31, 2003 and December 31,2002 and the related statements of operations and comprehensive income, changes in shareholders' equity, and cash flows for each of the three years in the period ended December 31, 2003, incorporated by reference in this prospectus supplement, have been incorporated herein in reliance on the report of PricewaterhouseCoopers, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

     In connection with the issuance of the Notes, the Company is filing herewith the consent of PricewaterhouseCoopers LLP and the consent of PricewaterhouseCoopers to the use of their name and the incorporation by reference of their report in the prospectus and the prospectus supplement relating to the issuance of the Notes. The consents of PricewaterhouseCoopers LLP and PricewaterhouseCoopers are attached hereto as Exhibit 23.1

--------------------------------------------------------------------------------

       Item 9.01  Financial Statements, Pro Forma Financial

     Information and Exhibits.
     -------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

        23.1  Consent of PricewaterhouseCoopers LLP and PricewaterhouseCoopers

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CWABS, INC.



                                  By:  /s/ Celia Coulter
                                       ------------------------------------
                                       Name:   Celia Coulter
                                       Title:  Vice President



Dated:  November 19, 2004

Exhibit Index
-------------


Exhibit
-------

23.1       Consent of PricewaterhouseCoopers LLP